UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2011

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034
Mechanicsburg, PA 17055
(Address of principal executive offices) (Zip Code)
(717) 972-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Attached as exhibit 99.1 are the glossy pages that will accompany the Form 10-K of Select Medical Holdings Corporation and Select Medical Corporation for the year ended December 31, 2010 and made available to the stockholders of Select Medical Holdings Corporation beginning on or about March 25, 2011 in connection with the annual meeting of stockholders of Select Medical Holdings Corporation.
The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Glossy pages accompanying the Form 10-K of Select Medical Holdings Corporation and Select Medical Corporation for the year ended December 31, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION SELECT MEDICAL CORPORATION
Date: March 25, 2011	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Glossy pages accompanying the Form 10-K of Select Medical Holdings Corporation and Select Medical Corporation for the year ended December 31, 2010.